                                                                EXHIBIT 10.10


                                   AGREEMENT
This AGREEMENT is made and entered into as of the 20th of November, 1995 by and between NeoMagic Corporation, a company organized and existing under the laws of California, U.S.A., having an office and place of business at 2710 Walsh Avenue, Santa Clara, California 95051 (hereinafter referred to as "NMC") and Mitsubishi International Corporation, a company organized and existing under the laws of New York, U.S.A., having an office and place of business at 850 Hansen Way, Suite 100, Palo Alto, California, 94306 (hereinafter referred to as "MIC").

                                  WITNESSETH:

WHEREAS, NMC has been engaged in the business of designing and selling semiconductors (hereinafter referred to as "Products"), and

WHEREAS, MIC has for many years engaged in the business of international trading and trade financing.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.   APPOINTMENT
     -----------

NMC hereby appoints MIC as its non-exclusive buying agent for purchasing of Products from semiconductor manufacturers (hereinafter referred to as "Foundries") and providing MIC's trade financing to NMC and MIC accepts such an appointment.

2.   SCOPE OF WORK
     -------------

     a. NMC shall negotiate and settle directly with Foundries regarding prices and delivery schedule of Products from Foundries to NMC.

     b. Upon request of NMC, MIC shall support negotiations between Foundries and NMC.

     c. NMC shall place purchase orders with Foundries for Products and send copies to MIC with the following provisions:

          (1) NMC shall notify MIC 2 days prior to its issuance of the purchase order.
          (2) The purchase order shall instruct Foundries to ship to NMC's designated location but bill to MIC.
          (3) The purchase order shall instruct Foundries to acknowledge the order with both NMC and MIC.

     d. MIC on behalf of NMC shall pay Foundries pursuant to payment terms of the purchase order from NMC to Foundries.

     e. MIC shall bill NMC upon receipt of the invoice from Foundries but defer the due date for payment from NMC to MIC for 90 days beyond the due date for the payment from MIC to Foundries.

     f. Upon NMC's request, MIC shall assist NMC in establishing and keeping close communications and relations with Foundries.

3.   TERMS OF PAYMENT
     ----------------

     a. Payment to be made by NMC to MIC shall be net 90 days beyond the due date for the payment from MIC to Foundries.

     b. The invoice amount from MIC to NMC shall include MIC's commission and interest.

     c.   In the event that MIC pays foundries in Japanese Yen,

          (1) MIC shall apply the tentative exchange rate in computing NMC's liability to MIC prior to the payment date from

                MIC to Foundries. The exchange rate used by MIC will be stated on the face of the invoice.

          (2) The US$/Japanese Yen exchange rate for the date when MIC pays Foundries shall be applied to the invoice from MIC to NMC. A revised invoice will be issued to NMC with the new exchange rate used by MIC stated on the face of the revised invoice.

          (3) NMC shall have the option to pay MIC in either US Dollars or in Japanese Yen.

4.   COMMISSION
     ----------

     a. As full compensation for the services rendered by MIC to NMC hereunder, NMC agrees to a commission at the rate set forth in Subsection 4.b on the price of each sale of Products from MIC to NMC.

     b. The commission for each calendar quarter shall be determined on the first day of each calendar quarter as follows:

          (1) In the event that the total sales amount from MIC to NMC in the previous calendar quarter shall be equal to or less than $1,500,000, the commission rate for the calendar quarter shall be 2% of the purchase price of Products from Foundries to MIC.

          (2) In the event that the total sales amount from MIC to NMC in the previous calendar quarter shall be more than $1,500,000, the commission rate for the calendar quarter shall be 1.25% of the purchase price of the Products from Foundries to MIC.

          (3) If there is a need to change the commission rate, the rate shall be reviewed and determined by written mutual agreement between NMC and MIC from time to time at the request of either party.

5.   INTEREST
     --------

     a. The trade financing made hereunder shall bear interest (computed on the basis of a 365-day year) at the rate of MIC's internal interest rate on each order from NMC to MIC.

     b. MIC's internal interest rate to NMC shall be adjusted subject to the USA financial market situation, but at least 1.5% below the prime rate of interest as published in the Wall Street Journal on the date of the invoice.

     c. MIC shall confirm to NMC MIC's internal interest rate upon receipt of each order from NMC.

6.   CREDIT LINE
     -----------

     a. The credit line and the period of the credit line from MIC to NMC shall be set forth in Exhibit A attached hereto.

     b. The subsequent credit line and the period of the subsequent credit line shall be determined by the end of the period of the credit line set forth in Exhibit A by mutual agreement.

7.   EVENT OF DEFAULT
     ----------------

     a. Each of the following events and occurrences shall constitute an event of default ("Event of Default") under this Agreement:

          (1) NMC fails to pay when due any amount (including interest) payable under this Agreement and such failure is not cured within 5 business days thereafter;

          (2) NMC fails to comply with any other terms or conditions contained herein and such failure is not remedied within thirty (30) days thereafter;

          (3) NMC is in default of the terms of any indebtedness of NMC to any other lender or financier and such indebtedness is accelerated and becomes payable by reason of such default;

          (4) the commencement of proceedings in bankruptcy, or for reorganization of NMC under the Federal Bankruptcy Code, as amended, or any other laws, whether state or federal, for the benefit of the debtor, which are not revoked within sixty (60) days of their commencement;

          (5) the appointment of a receiver, trustee or custodian for NMC or for the substantial part of the assets of NMC, or the institution of proceedings for dissolution or the full or partial liquidation of NMC, and such receiver, trustee or custodian shall not be discharged within sixty (60) days of their appointment;

          (6)   the discontinuance of the business of NMC; or

          (7)   the dissolution of NMC.

     b. If an Event of Default shall occur and be continuing, MIC may, by written notice to NMC, (1) declare all outstanding amounts, together with accrued interest and any other sums payable hereunder, to be immediately due and payable, and the same shall thereupon become due and payable without presentment, demand, protest or notice of any kind, and NMC shall pay to MIC the entire amount then outstanding and interest accrued thereon, and (2) declare the credit line granted by MIC hereunder canceled, such cancellation becoming effective upon the giving of such notice.

8.   SECURITY AGREEMENT
     ------------------

     NMC agrees to conclude a SECURITY AGREEMENT with MIC in the form of Exhibit B attached hereto by which NMC agrees to provide a security interest in cash, accounts receivable or inventories possessed by NMC to MIC as a security for the payments to be made by NMC hereunder.

9.   TERM AND TERMINATION
     --------------------

     This Agreement shall be in effect for a period of one (1) year commencing on the date first above written and shall be extended for one (1) year and thereafter from year to year successively unless a notice is given by one of the parties to the other at least ninety (90) days before the end of the then current term that it does not wish to extend this Agreement.

10.  RELATIONSHIP BETWEEN THE PARTIES
     --------------------------------

     The relationship between NMC and MIC shall be that of an independent contractor. Unless otherwise mutually agreed, MIC is not authorized to make, nor shall it make any promise or commitment which bonds NMC to any third party without the prior written consent of NMC.

11.  CONFIDENTIAL INFORMATION
     ------------------------

     a. "Confidential Information" means all or any portion of information disclosed by one party to the other during the term of this Agreement which is: (i) written, recorded, graphical, or in other tangible form and which is marked "Proprietary," "Confidential" or with a similar legend denoting the proprietary interest of the disclosing party; or
          (ii) oral information to the extent it is identified by the disclosing party as "Proprietary" or "Confidential" at the time of oral disclosure; provided, however, Confidential Information shall not include information that: (a) is or becomes publicly known through no fault of the receiving party; or (b) is in the possession of the receiving party prior to its disclosure by the disclosing party and not subject to other restriction on disclosure.

     b. Each party hereby agrees not to use, utilize, disclose or reveal Confidential Information to any person, company or other entities without obtaining written consent by the disclosing party.

12.  ASSIGNMENT
     ----------

     It is agreed that this Agreement and the rights and obligations of the parties hereunder shall not be assigned to any third party without the prior written consent of the other party.

13.  INDEMNIFICATION
     ---------------

     NMC hereby agrees to indemnify, defend and hold MIC harmless from and against any and all losses, costs, liabilities, claims and expenses including attorney fees arising out of, relating to or in connection with Products or their infringement of any patent, copyright or mask work right of any third party, or the design, manufacture, condition or use of Products.

14.  NOTICE
     ------

     Notices and other communications made by one of the parties to this Agreement shall be deemed given and effective when posted by registered mail, postage prepaid, or by facsimile addressed to the other party as follows:

          To NMC:

          NeoMagic Corporation
          2710 Walsh Avenue
          Santa Clara, California 95051

          Facsimile Number: 408-988-7032

          To MIC:

          Mitsubishi International Corporation
          850 Hansen Way, Suite 100
          Palo Alto, California 94306

          Facsimile Number: 415-493-0318

15.  GOVERNING LAW
     -------------

     This Agreement shall be governed by and construed in all respects in accordance with the laws of California, U.S.A.

16.  ENTIRE AGREEMENT
     ----------------

     This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all previous communications, representations or agreements, either oral or written, between the parties hereto with respect to the subject matter hereof, and no agreement or understanding varying or extending the same will be binding upon either party hereto unless in writing, signed by a duly authorized officer or representative thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in duplicate, each duplicate to serve as an original as of the day and year first above written.


NeoMagic Corporation                      Mitsubishi International Corporation


 /s/ Lori Holland                          /s/ Junji Inoue
----------------------                    ------------------------
     Lori Holland                         Junji Inoue
                                          General Manager
                                          Palo Alto Office

                                   Exhibit A

                                  CREDIT LINE
                                  -----------


NMC and MIC agree with the credit line and credit line period from MIC to NMC as follows:



            CREDIT LINE           US$ 4,500,000
            CREDIT LINE PERIOD:   from November 20, 1995 to March 31, 1996

The credit line after March, 1996 shall be determined by the end of March, 1996 by mutual agreement between NMC and MIC.



Mitsubishi International Corp.              NeoMagic Corporation


/s/ J. Inoue                                /s/ Lori Holland
----------------------                      --------------------------
By: J. Inoue                                By: Lori Holland
Title: General Manager                      Title: CFO
Date: 11-20-95                              Date: 11-20-95

                                   Exhibit A

                                  CREDIT LINE
                                  -----------

NMC and MIC agree with the credit line and credit line period from MIC to NMC as follows:


         CREDIT LINE:         US$  13,000,000

         CREDIT LINE PERIOD:  from July 1, 1996 to December 1, 1996

         CONDITIONS:          NMC agrees to deposit an amount equal to or larger
                              than the portion exceeding $10,000,000 into an escrow account. The parties understand that, on a day to day basis, the balance on this line of credit will be changing, sometimes materially. NMC agrees to use its best efforts to ensure that the escrow account is sufficiently funded in a timely manner to comply with this agreed upon requirement. MIC understands that, from time to time, due to the lag in notification of a wafer shipment, an early shipment from the foundry or remittance to MIC from NMC, that the balance on the line of credit may be in fluctuation and may cause a situation that, for a short period of time, the escrow account is over or under funded on a day-to-day basis. Both parties agree to work together to minimize this situation and provide timely information exchange to enable NMC to fund the escrow account as agreed upon.

                                   Exhibit A

                                  CREDIT LINE
                                  -----------

NMC and MIC agree with the credit line and credit line period from MIC to NMC as follows:

     CREDIT LINE:         US$ 7,000,000
     CREDIT LINE PERIOD:  from April 1, 1996 to September 30, 1996


The credit line after September, 1996 shall be determined by the end of September, 1996 by mutual agreement between NMC and MIC.



Mitsubishi International Corp.                NeoMagic Corporation



  /s/ Junji Inoue                               /s/ Lori Holland
------------------------------                ------------------------------
By: JUNGI INOUE                               By: LORI HOLLAND
Title: GENERAL MANAGER                        Title: CHIEF FINANCIAL OFFICER
Date: Mar. 29, 1996                           Date:

                                   Exhibit A

                                  CREDIT LINE
                                  -----------

NMC and MIC agree with the credit line and credit line period from MIC to NMC as follows:


        CREDIT LINE:          US$  15,000,000

        CREDIT LINE PERIOD:   from December 20, 1996 to March 31, 1997

        CONDITIONS:           NMC agrees to deposit an amount equal to or larger
                              than the portion exceeding $12,000,000 into an escrow account. The parties understand that, on a day to day basis, the balance on this line of credit will be changing, sometimes materially. NMC agrees to use its best efforts to ensure that the escrow account is sufficiently funded in a timely manner to comply with this agreed upon requirement. MIC understands that, from time to time, due to the lag in notification of a wafer shipment, an early shipment from the foundry or remittance to MIC from NMC, that the balance on the line of credit may be in fluctuation and may cause a situation that, for a short period of time, the escrow account is over or under funded on a day-to-day basis. Both parties agree to work together to minimize this situation and provide timely information exchange to enable NMC to fund the escrow account as agreed upon.


The credit line after March, 1997 shall be determined by the end of March, 1997 by mutual agreement between NMC and MIC.

Mitsubishi International Corp.             NeoMagic Corporation




/s/ Junji Inoue                            /s/ P.C. Agarwal
------------------------------             -----------------------------
By:    Junji Inoue                         By:
Title: General Manager                     Title:
Date:                                      Date:

                                   Exhibit B

                          GENERAL SECURITY AGREEMENT
                          --------------------------

     This Agreement made this 15th day of November 1995, between Mitsubishi International Corporation (herein called "Secured Party") and NeoMagic Corporation (herein called "Debtor").

     1.   DEFINITIONS OF TERMS USED HEREIN
          --------------------------------

     (a) "Debtor" includes NeoMagic Corporation with its office in Santa Clara, California.

     (b) "Insolvency" for purposes of this Agreement shall include, but is not limited to,

           (1) the insolvency, suspension of usual business, general assignment or failure of the Debtor, or of any endorser, guarantor, surety or other person liable upon or for any of the liabilities of the Debtor hereunder (hereafter sometimes referred to as "accommodation party"), or

           (2) the appointment of a receiver, conservator, rehabilitator or similar officer for the Debtor or accommodation party or for any of the property of any thereof and such receiver, conservator, rehabilitator or similar officer is not discharged within 45 days, or

           (3) the issuance of any warrant of attachment against any property of the Debtor or any accommodation party, that remains unbounded for a period of 45 days, or the taking of possession of, or assumption of control over, all or any substantial party of the property of the Debtor or any accommodation party by the United States Government, foreign governments (de facto or de jurs) or any agency of any thereof, or

           (4) the filing of a petition in bankruptcy by or against the Debtor or

General Security Agreement
--------------------------
Page-2

accommodation party which is not discharged within 45 days, or

          (5) the commencement of any proceeding by or against the Debtor or any accommodation party under any bankruptcy or debtor's law (or similar law analogous in purpose or effect) for the relief or reorganization, extension, arrangement or readjustment of any of the obligations of any thereof, and which proceeding is not dismissed within 45 days, or

          (6) the commencement of any proceedings supplementary to any execution relating to any judgment against the Debtor or any accommodation party.

     (c)   "Collateral" means:

           (1) all inventory and goods of the Debtor, now owned or hereafter acquired, including inventory or goods in transit, and wherever located which are held for sale or lease or are to be furnished under contracts of service, or which are raw material, work in process, or materials used or consumed in Debtor's business, or finished goods and supplies customarily classified as inventory.

           (2) all rights of Debtor to payments which are to be earned by performance under contracts for sale or lease of goods and services by Debtor, now existing or hereafter arising.

           (3) all accounts, notes, drafts, securities, documents, chattel paper, contract rights, acceptances and other forms of claims, demands, instruments and receivable of the undersigned for goods sold or leased or services performed by the Debtor, now existing or hereafter arising, together with all guaranties and securities therefor and all right, title and interest of the Debtor in the merchandise which gave or shall give rise thereto, including the right of stoppage in transit.

General Security Agreement
--------------------------
Page-3

           (4) proceeds, products and accessions of and to all of the foregoing.

           (5) the balance of any account in the name of Debtor, cash or deposit account, if any, now or hereafter existing, of Debtor with the Secured Party and any other claim of the Secured Party against the Debtor, now or hereafter existing.

           (6) all insurance policies heretofore or hereafter placed by Debtor on any or all of the above described Collateral and the proceeds of any such insurance.

     2.   SECURITY INTEREST
          -----------------

     The Debtor hereby grants to the Secured Party a security interest in the Collateral in order to secure payment and performance of all liabilities and obligations of Debtor to the Secured Party as a result of any and all other obligations of Debtor to the Secured Party of any kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and howsoever evidenced or acquired, and whether joint, several, or joint and several (all being hereafter called the "obligations"). Without limiting the foregoing in any way, this security interest secures the payment and performance of all of Debtor's liabilities, duties, and obligations pursuant to the sale of goods by the Secured Party to the Debtor.

     3.   SALE OF MATERIALS
          -----------------

     Subject to the terms and provisions of this Agreement and in consideration of the security interests herein granted, the Secured Party will, from time to time, but on such terms and conditions as Secured Party may specify and subject to its absolute right to refuse so to do, sell or cause any of its correspondents to sell Mitsubishi's materials or goods or services, at the request of or for the account of the Debtor.

     4.   MUTUAL AGREEMENT
          ----------------

General Security Agreement
--------------------------
Page-4

     (a) Without limiting the foregoing in any way whatsoever, the security interest created herein shall extend, apply and continue to any and all future sales of materials or goods or services by the Secured Party or its representatives or agents to Debtor, and

     (b) Secured Party and Debtor as used in this Security Agreement include the successor or assigns of those parties, and

     (c) The law governing this secured transaction shall be that of California in force at the date of this Security Agreement, and

     (d) This Security Agreement shall be given its plain and simple meaning consistent with performance thereof by the parties and the California Commercial Code. The titles of the several articles shall not be considered a part of this Agreement so as to otherwise alter such meaning, and

     (e) Neither party hereto shall be deemed to have waived any of its rights under or upon the liabilities or Collateral presently existing or created hereunder unless such waiver be in writing and signed by the party making such waiver, and

     (f) Whenever in this Security Agreement the context so requires, the singular shall include the plural, and

     (g) This Agreement shall terminate after written notice from either party to the other, that no further sales are to be made, is received and Debtor pays in full all obligations and all indebtedness of Debtor to the Secured Party, and

     (h) This Agreement shall take effect immediately upon execution by the Debtor, and the execution hereof by the Secured Party shall not be required as a condition to the effectiveness of this Agreement. The provision for execution of this

General Security Agreement
--------------------------
Page-5

Agreement by the Secured Party is only for purpose of filing this Agreement as a security agreement under the Uniform Commercial Code, if execution hereof by the Secured Party is required for purpose of such filing.

     5.   WARRANTIES BY DEBTOR
          --------------------

     Debtor hereby warrants and guarantees the following:
     (a)   Debtor's mailing address is:

                2710 Walsh Avenue
                -----------------
                Santa Clara, California 95051
                -----------------------------

           The address of Debtor's chief place of business is:

                2710 Walsh Avenue
                -----------------
                Santa Clara, California 95051
                -----------------------------

           Debtor has no other place of business.

           The address at which Debtor keeps all of its records which are controlling for the general accounting purposes of Debtor is:

                2710 Walsh Avenue
                -----------------
                Santa Clara, California 95051
                -----------------------------

           All inventory presently held by Debtor is kept at the following locations:

                2710 Walsh Avenue
                -----------------
                Santa Clara, California 95051
                -----------------------------

General Security Agreement
--------------------------
Page-6

     (b) Debtor is a company duly organized and existing under and by virtue of the laws of the State of California, is in good standing, is duly qualified to do business in the State of California, and is empowered to enter into this Agreement.

     (c) That information supplied and statement made by Debtor in any financial, credit or accounting statement presented to the Secured Party, if any, prior to or pursuant to this Security Agreement are or will be true and correct. Quarter's statement is subject to year-end adjustment.

     6.   DUTIES AND OBLIGATIONS OF DEBTOR
          --------------------------------

     (a) Without the prior written consent of the Secured Party, the Debtor will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Secured Party is not named as the sole secured party with respect to the Collateral.

     (b) Debtor will have and maintain insurance at all times with respect to all inventory and goods, including goods in transit, at their full insurable value against risk of fire (including so-called extended coverage), theft, and all other usual risks and such special risks as the Secured Party may reasonably designate in such form, for such periods and written by such companies as may be satisfactory to Secured Party to proceeds of, such insurance to be payable to the Secured Party and Debtor as their interests may appear, that all policies of insurance shall provide for ten (10) days, written minimum cancellation notice to the Secured Party and at the request of the Secured Party shall be delivered to and held by it. In the event of failure by Debtor to provide insurance as herein provided, Secured Party may, at Secured Party's option, provide such insurance and Debtor shall pay to Secured Party may, at Secured Party's option declare Debtor in default and proceed with its remedies granted herein.

     (c) Debtor shall defend at its cost any claim that (i) its title to the Collateral

General Security Agreement
--------------------------
Page-7

set forth in paragraph 1(c) above, and (ii) this Security Agreement as a lien and charge upon the aforementioned Collateral. The assertion by anyone of any claim shall not constitute a default hereunder if such claim is diligently, adequately and successfully contested by Debtor or is settled or discharged by Debtor with reasonable diligence. In the event of failure by the Debtor to diligently defend or contest any such claim, Secured Party may, at Secured Party's option, contest, settle or discharge any such claim, and Debtor shall pay to Secured Party, on demand, the reasonable cost and expense, including attorney's fees, thereof.

     7.   RIGHTS OF THE SECURED PARTY PRIOR TO DEFAULT
          --------------------------------------------

     (a) Notwithstanding any other part of this Agreement, the Secured Party may enter upon Debtor's premises at any reasonable time and upon reasonable prior notice and with minimum interference with Debtor's business operations to inspect Debtor's books and records pertaining to the Collateral or its proceeds and Debtor shall assist the Secured Party in whatever way reasonably necessary to make any inspection.

     (b) The Debtor hereby agrees that upon five (5) business days written notice from the Secured Party it will do any or all of the following:

     (1) deliver to the Secured Party lists or copies of all accounts which are proceeds of Debtor's inventory promptly after they arise;

     (2) joint with the Secured Party at its request in executing financing statements and pay the cost of filing the same wherever the Secured Party deems appropriate and will do, make, execute and deliver all such reasonably additional and further acts, things, deeds, assurance and instruments as the Secured Party may reasonably require to completely vest in it and assure to it its rights hereunder in and to inventory and the proceeds and will pay all reasonable out-of-pocket expenses, including the enforcement of any of the obligations or the administration, preservation

General Security Agreement
--------------------------
Page-8

or protection of or realization upon the Collateral or any part thereof.

     8.   EVENTS OF DEFAULT
          -----------------

     Each of the following shall be an event of default.

     (a) If Debtor defaults in the due performance or observance of any other obligation of Debtor under this Security Agreement and fails to cure such default within 30 days after receipt of written notice from Secured Party by registered mail.

     (b) If any representation or warranty or guarantee made by Debtor herein or in any other statement heretofore or hereafter furnished by Debtor to the Secured party proves to be false or misleading in any material respect.

     (c)   If Debtor becomes insolvent as defined in Section 1(b) above.

     9.   ADDITIONAL RIGHTS OF SECURED PARTY AFTER DEFAULT
          ------------------------------------------------

     (a) When Debtor is so in default, all obligations secured hereby shall become immediately due and payable at Secured Party's option without notice to Debtor, and Secured Party may in its sole discretion proceed to enforce payment of the same and exercise any or all of the rights and remedies afforded to Secured Party by the Uniform Commercial Code or otherwise possessed by Secured Party.

     (b)   In addition thereto, the Debtor further agrees as follows:

           (1) In the event that notice is necessary under applicable law, written notice mailed to the Debtor or any accommodation party given seven (7) business days prior to the date of public sale of any of the Collateral subject to the security interest

General Security Agreement
--------------------------
Page-9

created herein or prior to the date after which private sale or any other disposition of said Collateral will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other time shall be sufficient.

           (2) In the event of sale or other disposition of any such Collateral, the Secured Party may apply the proceeds of any such sale or disposition to the satisfaction of its reasonable attorney's fees, legal expenses, and other costs and expenses incurred in connection with its taking, retaking, holding, preparing for sale and selling of the Collateral.

           (3) Without precluding any other methods of sale, the sale of Collateral shall have been made in commercially reasonable manner if conducted in conformity with reasonable practices disposing of similar property.

           (4) The Collateral need not be present at any public or private sale or in view of the purchaser or purchasers and title shall pass upon such sale wherever the property or any part thereof is located with like effects as though all the property were present and in the possession of the person conducting the sale and were physically delivered to the purchaser or purchasers; the Secured Party may bid for and purchase at any public or private sale the Collateral offered for sale or any part thereof and by such Secured Party shall become the owner thereof.

           (5) Secured Party may deduct from the gross proceeds of any public or private sale the reasonable expenses incurred by Secured Party in connection therewith, including reasonable attorney's fees and brokers' commissions, if any, and the net proceeds then remaining shall be applied first to the satisfaction of the amount owed to the Secured Party and any amount then remaining shall be returned to the Debtor.

General Security Agreement
--------------------------
Page-10

          (6) The Secured Party may require the Debtor to assemble the Collateral, taking all necessary or appropriate action to preserve and keep it in good condition and make such available to the Secured Party at a place and time convenient to both parties, all at the expense of the Debtor. Furthermore, in any such event, to the extent permitted under applicable law, full power and authority are hereby given to the Secured Party to sell, assign and deliver the whole of the Collateral or any part thereof, at any time at any broker's board, or at public or private sale, at the option of the Secured Party and no delay on the Secured Party's part in exercising any power of sale or any other rights or options hereunder, and no notice or demand, which may be given to or made upon the Debtor by the Secured Party with to or made upon the Debtor by the Secured Party with respect to any power of sales or other right or option hereunder, shall constitute a waiver thereof, or limit or impair the Secured Party's right to take any action or to exercise any power of sale or any other rights hereunder, without notice or demand, or prejudice the rights of the Secured Party as against the Debtor in any respect.

          (c) Without limiting any of foregoing, the Secured Party upon default of the Debtor, may take possession of the Collateral. In taking possession, the Secured Party may proceed without judicial process or may proceed by action. The Debtor, upon two (2) business days written notice from the Secured Party, must assemble all of the Collateral and make it available to the Secured Party at a place designated by the Secured Party which is reasonable convenient to the Secured Party and the Debtor. At the Secured Party's option, the Secured Party may, without removal from the Debtor's premises determine that any or all of the Collateral is unusable, and may dispose of the unusable Collateral on the premises of the Debtor.

          (d) Delivery to the Secured Party promptly upon receipt all proceeds of its inventory received by the Debtor including proceeds of account referred to above, in the exact form in which they are received.

General Security Agreement
--------------------------
Page-11


               (e) To evidence the Secured Party's rights hereunder, assign or endorsee proceeds of Collateral to the Secured Party.

               (f) Notify account debtors that their accounts have been assigned to the Secured Party and shall be paid to the Secured Party and indicate on all invoices to such account debtors that the accounts are payable to the Secured Party. The Secured Party shall have full power to notify account debtors, collect, compromise, endorse, sell, or otherwise deal with proceeds in its own name or that of Debtor at any time. The Secured Party in its sole discretion may apply cash proceeds to the payment of any liabilities or may release such cash proceeds to Debtor for use in the operation of Debtor's business.

               10. DISPOSITION OF PROCEEDS FROM SALE OF DEBTOR'S COLLATERAL
                   --------------------------------------------------------
AFTER DEFAULT BY DEBTOR.
-----------------------

               (a) After default, the Secured Party may sell, lease or otherwise dispose of any or all of the Collateral in its then condition or after preparation or processing. The proceeds of disposition shall be applied first to the reasonable expenses of retaking, holding, preparation for sale, selling and the like and the reasonable attorney's fees and legal expenses incurred by the Secured Party and second to the satisfaction of all of the indebtedness owed by the Debtor to the Secured Party and any amount remaining shall be returned to the Debtor.

               (b) If the proceeds from the sale of the Collateral are not sufficient to satisfy the indebtedness of the Debtor to the Secured Party, the Secured Party may proceed against the Debtor for any deficiency.

               11. RIGHTS OF DEBTOR
                   ----------------

General Security Agreement
--------------------------
Page-12


                 Until default, Debtor may use its inventory and goods in any lawful manner not inconsistent with this Agreement and with the terms of insurance thereon; may sell its inventory and goods in the ordinary course of business; and may use and consume any raw materials or supplies, the use and consumption of which is necessary in order to carry on Debtor's business.

             12. Amendment of Agreement
                 ----------------------

                 Debtor reserve the right to amend this agreement to accommodate accounts receivable financing at some time in the future. Debtor will negotiate new terms with the secured party at that time.

DEBTOR:      NeoMagic Corporation


             BY     : /s/ Lori Holland          11-15-95
                     ----------------------
             TITLE  : VP. CFO
             ADDRESS: 2710 Walsh Avenue, Santa Clara
                      California 95051


SECURED PARTY: Mitsubishi International Corporation


             BY     : /s/ Junji Inoue
                     ----------------------
             TITLE  : General Manager of Palo Alto Office
             ADDRESS: Standford Research Park 850 Hansen Way Suite 100
                      Palo Alto, California 94306

      [LETTERHEAD OF MITSUBISHI INTERNATIONAL CORPORATION APPEARS HERE]




January 9, 1996

NeoMagic Corporation
3260 Jay Street
Santa Clara, CA 95054


Attn:   Mr. Prakash Agarwal
        President & CEO

Dear Mr. Agarwal:

In regards to the Agreement between NeoMagic and MIC dated October, 1995 and the recent Agreement Addendum Memorandum dated January 8, 1997, I would like to address any concerns you might have regarding the issue of interest charges.

We have left the interest provision in the agreement as a general term and condition due to the likelihood that future foundries will include companies besides Mitsubishi Electric, such as Toshiba. As we cannot predict what our payment terms with these companies will be, we decided to maintain the provision.

However, I would like to confirm with you that, as per our agreement, we will not charge interest to NeoMagic on transactions involving Mitsubishi Electric wafers provided that Mitsubishi Electric grants us payment terms of 70 days or longer.

Please countersign and return a copy of this letter to acknowledge your understanding and acceptance of the above.

If you have any questions, please contact Koji Osawa at (415) 496-5432 or by fax at (415) 493-0318.

Regards,

MITSUBISHI INTERNATIONAL CORPORATION
Palo Alto Office

/s/ Junji Inoue
----------------------
Junji Inoue
General Manager


NEOMAGIC CORPORATION


--------------------------------
Prakash Agarwal, President & CEO

Date:
      ----------

                                  MEMORANDUM

This Memorandum made and entered into the 8th day of January, 1997 by and between NeoMagic Corporation, a company organized and existing under the laws of California, U.S.A. (hereinafter referred to as "NMC"), and Mitsubishi International Corporation, a company organized and existing under the laws of New York, U.S.A. (hereinafter referred to as "MIC"), regarding modifications and amendments of the Agreement made and entered into the 20th day of November, 1995 by and between the parties hereto (hereinafter referred to as "ORIGINAL AGREEMENT").

                                  WITNESSETH:

It is mutually agreed as follows:

1.  The Subsection 3.a. of the ORIGINAL AGREEMENT shall be modified as follows:

    3.  TERMS OF PAYMENT
        ----------------

        a. Payment to be made by NMC to MIC shall be net 90 days after the delivery of Products from Foundries.

2.  The Subsection 4.b. of the ORIGINAL AGREEMENT shall be modified as follows:

    4.  COMMISSION
        ----------

        b. (1) The commission rate shall be 1.75% of the purchase price of Products from Foundries to MIC.

            (2) If there is a need to change the commission rate, the rate shall be reviewed and determined by written mutual agreement between NMC and MIC from time to time at the request of either party.

3.  The Section 14 of the ORIGINAL AGREEMENT shall be modified as follows:

    14.  NOTICE
         ------

         Notices and other communications made by one of the parties to this Agreement shall be deemed given and effective when posted by registered mail, postage prepaid, or by facsimile addressed to the other party as follows:

            To NMC:

            NeoMagic Corporation
            3260 Jay Street
            Santa Clara, California  95054

            Facsimile Number:  408-988-7032

            To MIC:

            Mitsubishi International Corporation
            850 Hansen Way, Suite 100
            Palo Alto, California 94306

            Facsimile Number:  415-493-0318

Memorandum
MIC/NeoMagic
1/8/97
Page 2

4. All provisions of the ORIGINAL AGREEMENT other than those altered by this Memorandum shall not be changed and will remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto executed this Memorandum on the date first above written.

Mitsubishi International Corp.              NeoMagic Corporation

  /s/ Junji Inoue
------------------------------              -------------------------------
By:    Junji Inoue                          By:
Title: General Manager                      Title:
Date:  January 8, 1997                      Date: